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                                                                   EXHIBIT 10.01

                     NOTE AND LOAN MODIFICATION, ASSUMPTION
                     --------------------------------------
                              AND RELEASE AGREEMENT
                              ---------------------


         THIS NOTE AND LOAN MODIFICATION, ASSUMPTION AND RELEASE AGREEMENT (the "Agreement") is entered into this _______ day of November, 1997, by and between BARNETT BANK, N.A., a national banking association, as successor by merger to BARNETT BANK OF PINELLAS COUNTY, a Florida banking corporation (the "Lender"), and CONTOUR MEDICAL, INC., a Nevada corporation, duly authorized to do business in the States of Florida and Georgia ("Contour Medical"), CONTOUR MEDICAL OF CENTRAL FLORIDA, INC., a Florida corporation, formerly known as CONTOUR FABRICATORS OF FLORIDA, INC., a Florida corporation ("Contour Medical Central Florida"), QUEST MEDICAL SUPPLY, INC., a Georgia corporation, duly authorized to do business in the States of Florida, North Carolina, Oregon and Tennessee ("Quest Medical"), AMERIDYNE CORPORATION, a Tennessee corporation ("AmeriDyne"), ATLANTIC MEDICAL SUPPLY COMPANY, INC., a Georgia corporation, duly authorized to do business in the States of Florida and North Carolina ("Atlantic Medical"), AMERICARE HEALTH SERVICES CORP., a Delaware corporation, duly authorized to do business in the State of Georgia ("Americare Health"), AMERICARE GROUP PURCHASING CORP., a Delaware corporation, duly authorized to do business in the State of Florida ("Americare Group"), and FACILITY SUPPLY, INC., a Florida corporation ("Facility"),jointly and severally (Contour Medical, Contour Medical Central Florida, Quest Medical, AmeriDyne, Atlantic Medical, Americare Health, Americare Group, and Facility will be sometimes collectively referred to below as the "Borrowers"), and RETIREMENT CARE ASSOCIATES, INC., a Colorado corporation, duly authorized to do business in the State of Florida (the "Guarantor"), (the Borrowers and the Guarantor will be sometimes collectively referred to below as the "Borrower Group"), and is made in reference to the following facts:


                                  ORIGINAL LOAN
                                  -------------

         (A) On or about September 20, 1996, the Lender made a revolving line of credit loan to the Borrowers, excluding Quest Medical and including CONTOUR MEDICAL -MICHIGAN, INC., a Michigan corporation, formerly known as CONTOUR FABRICATORS, INC., a Michigan corporation ("Contour Fabricators") (collectively the "Initial Borrowers") in the original principal amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) (the "Initial Loan"). The Initial Loan was evidenced by the following instruments and documents, all dated September 20, 1996:

             (i) Revolving Line of Credit Note executed by the Initial Borrowers in favor of the Lender in the principal amount of the Initial Loan (the "Initial Note");

             (ii) Guaranty Agreement executed by the Guarantor in favor of the Lender (the "Initial Guaranty");




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             (iii) Security Agreement executed by the Initial Borrowers in favor of Lender (the "Security Agreement");

             (iv) Ten (10) UCC-1 Financing Statements separately executed by the Initial Borrowers, as applicable, as debtors, and Lender, as secured party, which were filed with the Secretary of State of the States of Florida, Michigan, Tennessee, and North Carolina, and with the Clerk of the Superior Court for Columbia County, Georgia (collectively the "Initial UCCs");

             (v) Loan Agreement executed by the Lender, the Initial Borrowers, and the Guarantor (the "Loan Agreement");

             (vi) Agreement Waiving Right to Jury Trial executed by Lender and Borrower Group (the "Initial Jury Waiver");

             (vii) Environmental Agreement executed by Lender and Borrowers (the "Environmental Agreement"); and

             (vi) Numerous other miscellaneous documents (collectively the "Other Initial Documents").

The Initial Guaranty, Security Agreement, Initial UCCs, Loan Agreement, Initial Jury Waiver, Environmental Agreement, and Other Initial Documents will be sometimes collectively referred to below as the "Instruments of Security". The Initial Note and the Initial Instruments of Security will be sometimes collectively referred to below as the "Initial Loan Documents". The Initial Instruments of Security encumbered the personal property owned by the Initial Borrowers as described therein as a first lien thereon in favor of Lender (collectively the "Initial Collateral").

         (B) On or about May 27, 1997, the Lender modified the Initial Loan and the Initial Loan Documents, to, among other things: (i) increase the original principal amount of the Initial Loan from SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) to TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "First
Modified Loan"), increasing the original principal amount of the Initial Loan by THREE MILLION AND NO/100 DOLLARS ($3,000,000.00); and (ii) modify the Initial Instruments of Security so as to, among other things, secure the original principal amount of the First Modified Loan (the "First Loan Modification Transaction"). Incident to the First Loan Modification Transaction, the following documents and instruments were executed to evidence the First Modified Loan, all of which were dated on or about May 27, 1997:

             (i) Revolving Line of Credit Note executed by the Initial Borrowers in favor of the Lender in the principal amount of the First Modified Loan (the "First Modified Loan Note");


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             (ii)  Guaranty Agreement executed by the Guarantor in favor of the
Lender (the "Guaranty Agreement");

             (iii) Note and Loan Modification Agreement executed by the Lender, the Initial Borrowers, and the Guarantor (the "First Modification Agreement");

             (iv) One UCC-1 Financing Statement executed by the Contour Medical, as debtor, and Lender, as secured party, which was recorded in the County Records of Forsyth County, Georgia under File No. 58-1997-1564 (the "Contour Medical Georgia UCC"); and

             (v) Agreement Waiving Right to Jury Trial, dated May 27, 1997, executed by Lender and Borrower Group (the "Jury Waiver");

             (v) Numerous other miscellaneous documents (collectively the "Other Modified Loan Documents").

The Guaranty Agreement, First Modification Agreement, Contour Medical Georgia UCC, Jury Waiver and Other Modified Loan Documents will be sometimes collectively referred to below as the "First Modified Loan Instruments of Security".

         (C) On or about June 20, 1997, the Lender, the Initial Borrowers, and the Guarantor executed a letter agreement, which, among other things, modified certain terms and provisions of the Loan Agreement (the "Second Modification Agreement").

         (D) On or about June 27, 1997, the Lender released all of the Initial Collateral owned by Contour Fabricators (collectively the "Contour Fabricators Released Collateral"), and a portion of the Initial Collateral owned by Contour Medical Central Florida (collectively the "Contour Medical Central Florida Released Collateral") (the Contour Fabricators Released Collateral and the Contour Medical Central Florida Released Collateral will be sometimes collectively referred to below as the "Released Collateral"), as evidenced by the following documents and instruments, all of which were executed on or about June 27, 1997:

             (i) Letter agreement executed by Lender, the Initial Borrowers, and the Guarantors (the "Third Modification Agreement");

             (ii) UCC-3 Financing Statement (Release) executed by Lender, as secured party, which released the Contour Fabricators Released Collateral, filed with the Secretary of State of the State of Michigan (the "Contour Fabricators UCC Release"); and

             (iii) UCC-3 Financing Statement (Release) executed by Lender, as secured party, which released the Contour Medical Central Florida Released Collateral, filed with the Secretary of State of the State of Florida (the "Contour Medical Central Florida UCC Release").


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The Third Modification Agreement, the Contour Fabricators UCC Release, and the
Contour Medical Central Florida UCC Release will be sometimes collectively referred to below as the "Third Modification Instruments of Security").

The Initial Instruments of Security, as modified by and together with the First Modification Instruments of Security, the Second Modification Agreement, and the Third Modification Instruments of Security, will be sometimes collectively referred to below as the "Instruments of Security". The First Modified Loan Note and the Instruments of Security will be sometimes collectively referred to below as the "Loan Documents". The Instruments of Security encumber the Remaining Collateral as a first lien thereon in favor of the Lender.

         (E) On or about the date hereof, the Lender has agreed to: (i) increase the original principal amount of the First Modified Loan from TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) to FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (the "Loan"), increasing the original principal amount of the First Modified Loan by FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the "Principal Amount Increase"), and (ii) modify the Instruments of Security, so as to, among other things: (i) secure the original principal amount of the Loan, as increased by the Principal Amount Increase; (ii) release Contour Fabricators as a co-borrower of all obligations, liabilities and responsibilities under the Loan; (iii) permit the assumption of the Loan by Quest Medical as a co-borrower; and (iv) to spread the lien of the Instruments of Security to encumber the Quest Medical Collateral (as defined below) as a first lien thereon (collectively the "Loan Modification Transaction").

         (F) The Borrowers have requested the Lender to make the Loan and enter into the Loan Modification Transaction, the Lender is agreeable to such, subject to the terms and provisions of this Agreement.

         NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                           ARTICLE ONE - INTRODUCTION

         1.1 Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals by this reference are made a part hereof.

         1.2 Exhibits. The exhibits that are attached to this Agreement are by this reference made a part hereof.

         1.3 Abbreviations and Definitions. The following abbreviations and definitions will be used for purposes of this Agreement.


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             (a)   The abbreviations of the parties set forth in the Preamble will be used for purposes of this Agreement.

             (b) The abbreviations and definitions set forth in the Recitals will be used for purposes of this Agreement.

             (c) The term "Agreement" shall mean the Note and Loan Modification, Assumption and Release Agreement between the parties set forth below.

             (d) The term "Collateral" means collectively the tangible and intangible personal property owned by the Borrowers encumbered by the Instruments of Security, as modified by this Agreement, in favor of Lender, as a first lien thereon, as more particularly described in Exhibit "A" attached hereto, which is comprised of the Remaining Collateral and the Quest Medical Collateral (as defined below).

             (e) The term "Convertible Debentures" shall mean the two convertible debentures issued by Contour Medical, Contour Fabricators, Contour Medical Central Florida, and AmeriDyne as of July 12, 1996, in the principal amounts of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) each, in favor of: (i) River Oaks Trust Company, FBO, and Renaissance Capital Growth & Income Fund III, Inc., as to Debenture No. 1; and (ii) River Oaks Trust Company, FBO, and Renaissance US Growth & Income Trust PLC, as to Debenture No. 2 (collectively the "Debenture Lenders").

             (f) The term "Locations" or "Property" shall mean the present locations in various states on which the Collateral is located from time to time, including those present locations as described in Exhibit "B" attached, together with those locations approved by Lender from time to time hereafter during the term of the Loan.

             (g) The term "Quest Medical Collateral" shall mean the Collateral owned by Quest Medical, as described in Exhibit "A", and, as applicable, located on the Property.

         1.4 Outstanding Indebtedness. The unpaid principal balance of the Note as of the date of this Agreement is TEN MILLION AND NO/100 DOLLARS ($10,000,000.00).


                  ARTICLE TWO - WARRANTIES AND REPRESENTATIONS

         2.1 Warranties and Representations of the Borrower. The Borrower warrants and represents to the Lender as follows:

             (a) Contour Medical is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and is duly authorized to do business in the State of Florida. Contour Medical Central Florida is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida. Quest Medical is a


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corporation, duly formed, validly existing and in good standing under the laws of the State of Georgia, and is duly authorized to do business under the laws of the States of Florida, North Carolina, Oregon and Tennesse. AmeriDyne is a corporation, duly formed, validly existing and in good standing under the laws of the State of Tennessee. Atlantic Medical is a corporation, duly formed, validly existing and in good standing under the laws of the State of Georgia. Americare Health is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized to do business in the State of Georgia. Americare Group is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized to do business in the State of Florida. Facility is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida. The Guarantor is a corporation duly formed, validly existing and in good standing under the laws of the State of Colorado, and is duly authorized to do business in the State of Florida.

             (b) All required corporate action exists or has been accomplished so as to duly authorize the officers of the Borrower Group set forth below to execute this Agreement on behalf of the Borrower Group, so as to fully and legally bind the Borrower to the terms and provisions of this Agreement;

             (c) Consummation of the transactions contemplated hereunder will not violate or result in a breach of or constitute a default under any provision of any contract, lien, instrument, order, judgment, decree, ordinance, regulation or other restriction of any kind by which the Borrower Group is bound or affected;

             (d) No representation or warranty by the Borrower Group in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein not misleading;

             (e) The Loan Documents are current in all respects, and no defaults exist thereunder, except for waiver granted by Lender for the interest coverage ratio for June 30, 1997; and

             (f) The Convertible Debentures are current in all respects, and no defaults exist thereunder.

             (g) All leases affecting the Property and Locations are current in all respects, and no defaults exist thereunder.


              ARTICLE THREE - MODIFICATION, ASSUMPTION AND RELEASE

         3.1 Assumption of First Modified Loan. As of the date of this Agreement, Quest Medical hereby assumes all liabilities, obligations and responsibilities under the First



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Modified Loan and the Loan Documents, as modified in this Agreement, as a co-borrower. As such, following the date of this Agreement, Quest Medical shall be fully liable for all obligations under the First Modified Loan and Loan Documents, as modified by this Agreement, jointly and severally with the other Borrowers.

         3.2 Release of Contour Fabricators. As of the date of this Agreement, Contour Fabricators is hereby released of all liabilities, obligations and responsibilities under the First Modified Loan and Loan Documents, with the Borrowers, jointly and severally, remaining fully liable, obligated and responsible under the First Modified Loan and the Loan Documents, as modified by this Agreement.

         3.3 Modification of First Modified Note. As of the date of this Agreement the First Modified Note is hereby modified, amended, and supplemented as follows:

             (i) The original principal amount of the First Modified Note is hereby increased by the Principal Increase Amount from TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) to FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00).

             (ii) The term of the Note is extended through and including October 31, 1998.

             (iii) The Interest Rate (as defined in the First Modified Note) is hereby amended as set forth in Section 3.4(e) below.

             (iv) The terms and provisions of the First Modified Note are hereby amended, modified and restated as set forth in Exhibit "C" attached hereto (the "Note").

         3.4 Modification of Instruments of Security. The Instruments of Security are hereby modified, amended and supplemented, as of the date of this Agreement, as follows:

             (a) Security for Note. The Instruments of Security, as modified by this Agreement, shall secure the Note, as modified by and defined in this Agreement.

             (b) Property/Locations. The listing of the Locations comprising the Property upon which the Collateral is located from time to time as set forth in the Loan Documents, is hereby amended as set forth in Exhibit "A" attached hereto, which includes two (2) additional Locations of Quest Medical: (i) Meadows V, 6025 Shiloh Road, Alpharetta, Georgia 30005, and (ii) 14135 NE Airport Way, Portland, Oregon 97230, and such additional Locations for the Borrowers, as approved by Lender from time to time, in its sole discretion, including without limitation those in: (i) Randolph, Massachusetts, (ii) Sacramento, California, (iii) Ontario, California, (iv) Dallas, Texas, and (v) Davie, Florida.

             (c) Collateral. The Instruments of Security and specifically the Security Agreement are hereby modified so as to encumber the Collateral owned by the Borrowers as


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described in Exhibit "A" attached, located at the Property and Locations, including those set forth in Exhibit "B" attached, as a first lien thereon, as security for the Note, as modified by this Agreement.

             (d) Eligible Inventory.

                   (i) The definition and term of "Eligible Inventory" as defined and described in Section 1.3 (j) (iii) of the Loan Agreement, as modified by this Agreement, is hereby amended to read as follows:


         The term "Eligible Inventory" shall mean all of Borrowers' finished goods and merchandise held by Borrowers for immediate sale or other disposition to third party purchasers, including documents of title, wherever located, including but not limited to on or at the Property. Additionally, Eligible Inventory shall not include any inventory encumbered by or otherwise subject to a purchase money or third party lien or security interest, the net inventory number at AmeriCare Health Services (Medicare), and the "Nurses" inventory at Locations of Atlantic Medical. Finally, Eligible Inventory shall not include personal property that is customer owned, rental inventory, demonstration inventory, loaner inventory, slow moving inventory, obsolete inventory, inventory in which the Lender does not have a first perfected security interest, inventory where no landlord's waiver has been obtained, consignment inventory or proprietary inventory (all as determined by Lender in its sole discretion), or inventory not maintained on Borrowers' Property, and such other items as determined by Lender's Asset Based Lending Department in its sole and absolute discretion.

                   (ii) At all times during the term of the Loan and Loan Documents, as modified by this Agreement, there shall be a borrowing cap on Eligible Inventory for the Borrowers in the aggregate of $6,000,000.00.

             (e) Definitions for Establishment of Interest Rate under Note. The definitions as set forth in the Loan Agreement, as previously modified, which shall be utilized in connection with the establishment and payment of the Interest Rate (as defined in the Note) on and after the date of this Agreement during the term of the Loan are hereby amended and restated as follows:

                   (i) "Adjusted LIBOR Rate" for each Interest Period (as defined below) shall mean a daily rate of interest accruing on the outstanding principal balance under the Note from time to time, as follows:

                       (A) To the extent the Leverage is greater than 1.50:1.0,
                   the Adjusted LIBOR Rate shall be two and 25/100 percent (2.25%) over the applicable LIBOR Rate.



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                       (B) To the extent the Leverage is equal to or less than
                   1:50:1.0 but equal to or greater than 1.25:1.0, the Adjusted LIBOR Rate shall be two and no/100 percent (2.00%) over the applicable LIBOR Rate.

                       (C) To the extent the Leverage is less than 1:25:1.0 but
                   equal to or greater than 1.00:1.0, the Adjusted LIBOR Rate shall be one and 75/100 percent (1.75%) over the applicable LIBOR Rate.

                       (D) To the extent the Leverage is less than 1.00:1.0, the
                   Adjusted LIBOR Rate shall be one and 50/100 percent (1.50%) over the applicable LIBOR Rate.

                  (ii) "Borrower's Quarterly Financials" mean the Borrowers' quarterly internally prepared financial statements, certified in favor of Lender by the appropriate chief financial officers of the Borrowers, which must be provided to Lender in accordance with the Loan Documents, as modified by this Agreement, no later than forty-five (45) days following the end of each fiscal quarter of the Borrowers (which is the same for all Borrowers) during the term of the Loan.

                  (iii) "Business Banking Day" means each day, other than a Saturday, Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                  (iv) "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder or under the Loan Documents.

                  (v) "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  (vi) "Interest Period" means each interest period of a LIBOR Loan, which shall commence on the date of the Note through and including next Interest Rate Determination Date (as defined below), and thereafter, commencing on each applicable Interest Rate Adjustment Date through and including each applicable Interest Rate Determination Date; provided however, no Interest Period for a LIBOR Loan as determined in the manner provided for herein shall include or extend beyond the Maturity Date of the Loan (as defined in the Note).

                  (vii) "Interest Rate Adjustment Date" means the day immediately following each applicable Interest Rate Determination Date (as defined below).

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                  (viii) "Interest Rate Determination Date" means each
             applicable date for calculating the Adjusted LIBOR Rate for purposes of determining the Interest Rate in respect of an Interest Period, which date shall be the date of receipt of each applicable Borrowers' Quarterly Financials during the term of the Loan.

                  (ix) The term "Leverage" means the following definition as presently set forth in the Loan Agreement, as previously modified, as to the financing information, requirements, and covenants to be maintained by Borrower during the term of the Loan: "Borrowers' Total Debt less $5,000,000 Convertible Debentures divided by Tangible Net Worth plus $5,000,000 Convertible Debentures of the Borrowers, on a consolidated basis, as defined by GAAP, not to exceed 1.75:1.0, as measured quarterly during the term of the Loan."

                  (x) The term "Leverage Calculation" means Lender's calculation of the Leverage based upon the information contained in each applicable Borrower's Quarterly Financials. Provided however, Lender may, in its sole discretion, utilize the annual audited financial statements of the Borrowers to be provided to Lender pursuant to the terms of the Loan Agreement, as modified by this Agreement, in addition to the Borrowers' Quarterly Financials, as to Lender's Leverage Calculation.

                  (xi) "LIBOR Loan" means a loan for which the rate of interest is determined by reference to the LIBOR Rate.

                  (xii) "LIBOR Rate" means for any LIBOR Loan, in respect of the Interest Period, the rate for deposits in Dollars in the London Interbank market, which appears on the LIBOR Rate Reference Page as of 11:00 A.M. (London time) on the day that is two (2) London Banking Days (defined below) preceding the first Business Banking Day of the Interest Period, prior to the commencement of the applicable Interest Period in an amount approximately equal to the principal amount of, and for a period comparable to the Interest Period for, such LIBOR Loan. If at least two (2) such offered rates appear on the LIBOR Rate Reference Page, the rate will be the arithmetic mean of such offered rates. Notwithstanding the provisions of this paragraph, Lender may, in its sole discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods.

                  (xiii) "LIBOR Rate Reference Page" means either (a) the
             Reuters Screen LIBOR Page, (b) the Dow Jones Telerate Page 3750 or
             (c) such other nationally recognized source, as either may from time to time to be


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             used by Lender in its sole discretion as a reference for
             determining any applicable LIBOR Rate.

                  (xiv)  "Loan" means the Loan evidenced by the Note.

                  (xv) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (xvi) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  (xvii) "Regulatory Change" means any change effective after the date of this Agreement in United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks which includes the Lender, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.


             (f) Determination of Interest Rate. Notwithstanding anything contained in this Agreement or the other Loan Documents, as modified by this Agreement, to the contrary, the Lender shall determine the Adjusted LIBOR Rate for each ensuing Interest Period (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) on each applicable Interest Rate Determination Date by determining the Leverage based upon the Leverage Calculation by Lender utilizing the information contained in the Borrowers' Quarterly Financials, which must be provided to Lender in accordance with the Loan Documents, as modified by this Agreement, no later than forty-five
(45) days following the end of each fiscal quarter of Borrowers (which shall be the same date for all Borrowers) during the term of the Loan. Principal remaining outstanding from time to time under the Note shall bear interest during the term of the Loan at the Adjusted LIBOR Rate in effect during each applicable Interest Period as determined on the applicable Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date for each such ensuing Interest Period. Each adjustment to the Interest Rate in the manner set forth herein will be mandatory and automatic and not require the further consent or agreement of the Borrower hereunder. Provided however, the Borrowers shall promptly execute such instruments as Lender may require in its sole discretion to signify Borrower's agreement to each Adjusted LIBOR Rate. Adjustments to the Interest Rate shall not made more frequently than once per quarter during the term of the Loan. If the Borrowers' Quarterly Financials are not received when due (which is the Interest Rate Determination Date), then interest shall accrue on the outstanding principal balance due under the Note from the Interest Rate Determination Date until the date of Lender's receipt of the


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Borrowers' Quarterly Financials at the highest Adjusted LIBOR Rate, as set forth in Section 3.4(e)(i)(A) above.

             (g) Loans. The Borrower Group shall not make any loans to any person, firm or corporation, nor become a guarantor or surety, nor pledge its credit in any manner, directly or indirectly, except to Lender or under the Convertible Debentures; provided however, the Lender shall permit the making of loans by the Borrower Group to any other parties, related or unrelated, which in the aggregate shall not exceed ONE MILLION AND NO/100 DOLLARS ($1,000,000.00).

             (h) Reaffirmation of Guaranty Agreement. The Guarantor hereby reaffirms its guarantee of the Loan, as modified in this Agreement, and agrees that the Guaranty Agreement shall remain in full force and effect and shall be strictly complied with by the Guarantor, as modified by this Agreement.

             (i) Reaffirmation of Loan Agreement. The Borrower Group hereby reaffirms their respective liabilities, obligations, and responsibilities under the Loan Agreement, as modified by this Agreement, and agree that the Loan Agreement, as modified by this Agreement, shall remain in full force and effect and shall be strictly complied with by the Borrower Group.

             (j) Reaffirmation of Jury Waiver. The Borrower Group hereby reaffirms their respective liabilities, obligations, and responsibilities under the Jury Waiver, as modified by this Agreement, and agrees that the Jury Waiver shall remain in full force and effect and shall be strictly complied with by the Borrower Group, as modified by this Agreement.

             (k) Reaffirmation of Environmental Agreement. The Borrowers hereby reaffirms their respective liabilities, obligations, and responsibilities under the Environmental Agreement, as modified by this Agreement, and agrees that the Environmental Agreement shall remain in full force and effect and shall be strictly complied with by the Borrowers, as modified by this Agreement.

             (l) Reaffirmation of Other Instruments of Security. The Borrower Group hereby reaffirm their respective liabilities, obligations, and responsibilities under the Instruments of Security, as applicable, as modified by this Agreement, and agrees that the Instruments of Security shall remain in full force and effect and shall be strictly complied with by the Borrower Group, as modified by this Agreement. The Environmental Agreement is hereby modified to include all Locations set forth on Exhibit "B" attached.

             (m) Account Maintenance. At all times during the term of the Loan and Loan Documents, as modified by this Agreement, the Borrower Group shall maintain their primary depository relationship with Lender.

         3.5 Financial Information and Requirements. In addition to the financial documentation and other requirements currently contained in the Loan Documents, as modified in this Agreement, the Borrower Group hereby agrees to provide the following financial information and reporting to Lender and fulfil the following financial requirements within the time periods indicated, during the term of the Loan:

             (a) No later than ninety (90) days following each fiscal year end of the Borrowers during the term of the Loan, the Borrowers shall continue to provide to Lender their respective annual audited financial statements, prepared on a consolidated and consolidating basis, that are prepared by a certified public accountants acceptable to Lender in its sole discretion, in comparative form from the preceding fiscal year, which shall be accompanied by a management letter prepared by such certified public accountants in favor of the Lender setting forth such information as to the respective Borrowers' management of the Property and Locations, and the Collateral as located thereon, in form and content satisfactory to Lender in its sole discretion.

             (b) No later than forty-five (45) days following the end of each fiscal quarter of the Borrowers during the term of the Loan, the Borrowers shall provide to Lender their respective internally prepared quarterly financial statements, prepared on a consolidated and consolidating basis, which have been reviewed and executed by the appropriate chief financial officers of the Borrower, in comparative form from the preceding calendar quarter, and in form and content satisfactory to Lender in its sole discretion.

             (c) The Guarantor shall provide to Lender copies of its audited annual financial statements (prepared on a consolidated and consolidating basis), and 10-K Reports, together with all supporting documentation therefor, all within ninety (90) days following the end of each fiscal year of the Guarantor during the term of the Loan, in comparative form from the preceding fiscal year, and in form and content satisfactory to Lender in its sole discretion.

             (d) The Guarantor shall provide to Lender copies of its 10-Q reports (prepared on a consolidated and consolidating basis), together with all supporting documentation therefor, within forty-five (45) days following the end of each fiscal quarter of the Guarantor during the term of the Loan, and in form and content satisfactory to Lender in its sole discretion.

             (e) Borrowers shall provide to the Lender the monthly consolidated Borrowing Base Certificate, accompanied by individual accounts receivable aging reports for each operating entity comprising the Borrowers and inventory certificates for each operating concern of the Borrowers certified by the respective chief financial officers of the Borrowers, and in form and content acceptable to Lender in its sole discretion, within twenty (20) days following the end of each calendar month during the term of the Loan.

             (f) Borrowers, on a consolidated basis, as defined by GAAP (as defined in the Loan Agreement), will maintain during the term of the Loan Earnings Before Interest and Taxes divided by Interest Expense of no less than 2.0:1.0, as measured quarterly during the term of the Loan.

To the extent the requirements set forth above in this Section 3.5 are in conflict with the provisions of the Loan Documents, the Loan Documents are hereby amended and modified so as to be in compliance with this Section 3.5.

         3.6 Other Provisions. Except as modified herein, all other terms and provisions of the Loan Documents shall remain in full force and effect and shall be fully complied with by the Borrower.


                        ARTICLE FOUR - WAIVER AND RELEASE

         4.1 Waiver of Defenses. The Borrowers hereby waive in favor of Lender and its successors and assigns any claims or defenses which the Borrowers have or may have with respect to the Loan Documents, or this Agreement, and further agree not to raise any such claims or defenses, if any, against Lender or it successors or assigns in any civil proceedings or otherwise.

         4.2 Release. The parties hereto, except the Lender, hereby, for themselves, and their legal representatives, successors, predecessors, heirs and assigns, and their officers, directors, stockholders, agents, servants, employees release, acquit and forever discharge the Lender and its officers, directors, stockholders, agents, servants, employees, legal representatives, successors and assigns of and from any and all claims, demands, debts, actions and causes of action, which they now have or might hereafter have against the Lender and its officers, directors, stockholders, agents, servants, employees, legal representatives, successors and assigns, by reason of any act, matter, contract, agreement or thing whatsoever up to the date hereof.


                            ARTICLE FIVE - CONCLUSION

         5.1 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Agreement.

         5.2 Default. Any default under the terms and provisions of this Agreement or any instrument set forth herein or contemplated hereby shall be and is a default under every other instrument set forth herein or contemplated hereby.

         5.3 Florida Contract. This Agreement shall be deemed a Florida contract and construed according to the laws of such state, regardless whether this Agreement is being executed by any of the parties hereto in other states or otherwise. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken out or otherwise eliminated, whether or not any of the words or phrases have been added, this Agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated. All terms and words used in this Agreement regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         5.4 Waiver. No failure of the Lender to exercise any power given to Lender hereunder or to insist upon strict compliance by the Borrowers in their obligations hereunder, and no custom or practice of the parties in variance with the terms hereof, shall constitute a waiver of the Lender's right to demand exact compliance with the terms hereof.

         5.5 Cumulative Rights. All rights, powers and privileges conferred hereunder upon the Lender, unless otherwise provided herein, shall be cumulative and not restricted by those given in law.

         5.6 Binding Effect. This Agreement shall bind the successors and assigns of the parties hereto; it constitutes the entire understanding of the parties, and it may not be modified except in writing.

         5.7 Execution. This Agreement shall not be effective nor shall it have any force and effect whatsoever until all of the parties hereto have duly executed this Agreement.

         5.8 Indemnification. The Borrowers, and each entity or person comprising the Borrowers, jointly and severally, hereby agree to indemnify and hold Lender harmless from and against any and all loss, damage, cost and expense, including attorney's fees, that the Lender may incur or sustain by reason of the assertion of a claim or ruling by a governmental entity that documentary stamp tax, intangible tax or any penalties or interest associated therewith must be paid by reason of the execution and delivery of the Note or this Agreement, or any subsequent renewals, modifications or amendments of the Note or this Agreement.

         5.9 Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

         5.10 Florida Documentary Stamps. The Note and this Agreement were made, executed and delivered outside the State of Florida, and no Florida Documentary Stamps tax is due on the Note in accordance with F.A.C. 12B-4.053(35).

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, and shall be deemed to have executed such, on the day and year first above written.

Signed, sealed and delivered
in the presence of:               BARNETT BANK, N.A., a national banking
                                  association, as successor by merger to BARNETT
                                  BANK OF PINELLAS COUNTY, a Florida
                                  banking corporation

                                     By:
----------------------------------      -------------------------------------
SIGNATURE                                             SIGNATURE



----------------------------------      -------------------------------------
NAME LEGIBLY PRINTED,                   NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                  TYPEWRITTEN OR STAMPED



----------------------------------            Its ____________ President
SIGNATURE
                                                   (CORPORATE SEAL)
----------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

As to Lender


STATE OF                            )
         ---------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ________ day of November, 1997, by ___________________________, the ____________
President of BARNETT BANK, N.A., a national banking association, as successor by merger to BARNETT BANK OF PINELLAS COUNTY, a Florida banking corporation, on behalf of the association.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 --------------
TYPE OF IDENTIFICATION PROVIDED
                               --------------------------



                                       -------------------------------------
                                       SIGNATURE


                                       -------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered           CONTOUR MEDICAL, INC.,
in the presence of:                      a Nevada corporation, duly authorized
                                         to do business in the States of Florida
                                         and Georgia


                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 DONALD F. FOX,
                                          Its President



----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED



----------------------------------
SIGNATURE

                                          (CORPORATE SEAL)
----------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

As to Contour Medical


STATE OF                            )
         ---------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ________ day of November, 1997, by DONALD F. FOX the President of CONTOUR MEDICAL, INC., a Nevada corporation, duly authorized to do business in the States of Florida and Georgia, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                ---------------
TYPE OF IDENTIFICATION PROVIDED
                               ---------------------------



                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

     (SEAL)                            NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered
in the presence of:               CONTOUR MEDICAL OF CENTRAL
                                  FLORIDA, INC., a Florida corporation, formerly known as CONTOUR FABRICATORS OF
                                  FLORIDA, INC., a Florida corporation



                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 DONALD F. FOX,
                                          Its President



----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED



----------------------------------
SIGNATURE
                                          (CORPORATE SEAL)



----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Contour Medical Central Florida

STATE OF                            )
          --------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ____ day of November, 1997, by DONALD F. FOX, the President of CONTOUR MEDICAL OF CENTRAL FLORIDA, INC., a Florida corporation, formerly known as CONTOUR FABRICATORS OF FLORIDA, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                --------------
TYPE OF IDENTIFICATION PROVIDED -------------------------



                                       ----------------------------------------
                                       SIGNATURE



                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered
in the presence of:                    QUEST MEDICAL SUPPLY, INC., a Georgia
                                       corporation, duly authorized to do
                                       business in the States of Florida, North
                                       Carolina, Oregon and Tennessee



                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 DONALD F. FOX,
                                          Its President


----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED



----------------------------------
SIGNATURE
                                          (CORPORATE SEAL)


----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Quest Medical

STATE OF                            )
          --------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ____ day of November, 1997, by DONALD F. FOX, the President of QUEST MEDICAL SUPPLY, INC., a Georgia corporation, duly authorized to do business in the States of Florida, North Carolina, Oregon and Tennessee, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED -------------------------




                                       ----------------------------------------
                                       SIGNATURE



                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered           AMERIDYNE CORPORATION,
in the presence of:                    a Tennessee corporation



                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 DONALD F. FOX,
                                          Its President


----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED



----------------------------------
SIGNATURE
                                          (CORPORATE SEAL)


----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to AmeriDyne

STATE OF                            )
          --------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ____ day of November, 1997, by DONALD F. FOX, the President of AMERIDYNE CORPORATION, a Tennessee corporation, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED -------------------------



                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered           ATLANTIC MEDICAL SUPPLY COMPANY,
in the presence of:                    INC., a Georgia corporation, duly
                                       authorized to do business in the States
                                       of Florida and North Carolina



                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 DONALD F. FOX,
                                          Its President


----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED


----------------------------------
SIGNATURE
                                          (CORPORATE SEAL)

----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Atlantic Medical

STATE OF                            )
          --------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ___ day of November, 1997, by DONALD F. FOX, the President of ATLANTIC MEDICAL SUPPLY COMPANY, INC., a Georgia corporation, duly authorized to do business in the States of Florida and North Carolina on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED -------------------------



                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered          AMERICARE HEALTH SERVICES CORP.,
in the presence of:                   a Delaware corporation, duly authorized to
                                      do business in the State of Georgia



                                      By:
----------------------------------       -------------------------------------
SIGNATURE                                DONALD F. FOX,
                                         Its President

----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED


----------------------------------
SIGNATURE
                                      (CORPORATE SEAL)

----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Americare Health

STATE OF                            )
          --------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ____ day of November, 1997, by DONALD F. FOX, the President of AMERICARE HEALTH SERVICES CORP., a Delaware corporation, duly authorized to do business in the State of Georgia, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED -------------------------



                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered           AMERICARE GROUP PURCHASING CORP.,
in the presence of:                    a Delaware corporation, duly authorized
                                       to do business in the State of Florida



                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 DONALD F. FOX,
                                          Its President

----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED


----------------------------------
SIGNATURE
                                       (CORPORATE SEAL)

----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Americare Group

STATE OF                            )
          --------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ___ day of November, 1997, by DONALD F. FOX, the President of AMERICARE GROUP PURCHASING CORP., a Delaware corporation, duly authorized to do business in the State of Florida, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED
                                -------------------------



                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered           FACILITY SUPPLY, INC.,
in the presence of:                    a Florida corporation



                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 DONALD F. FOX,
                                          Its President



----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED


----------------------------------
SIGNATURE
                                       (CORPORATE SEAL)

----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED


As to Facility

STATE OF                            )
          --------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ____ day of November, 1997, by DONALD F. FOX, the President of FACILITY SUPPLY, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED
                                -------------------------


                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered           RETIREMENT CARE ASSOCIATES, INC.,
in the presence of:                    a Colorado corporation, duly authorized
                                       to do business in the State of Florida


                                       By:
----------------------------------        -------------------------------------
SIGNATURE                                 CHRIS BROGDON,
                                          Its President

----------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED


----------------------------------
SIGNATURE
                                       (CORPORATE SEAL)

----------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED


As to Guarantor


STATE OF                            )
         ---------------------------
COUNTY OF                           )
          --------------------------

                  The foregoing instrument was acknowledged before me this ________ day of November, 1997, by CHRIS BROGDON, the President of RETIREMENT CARE ASSOCIATES, INC., a Colorado corporation, duly authorized to do business in the State of Florida, on behalf of the corporation.

PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED
                                -------------------------



                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       NAME LEGIBLY PRINTED,
                                       TYPEWRITTEN OR STAMPED

         (SEAL)                        NOTARY PUBLIC

My Commission Expires:

                            DESCRIPTION OF COLLATERAL

The following tangible and intangible personal property of Borrowers, wherever located, and whether now owned or hereafter acquired, and all parts, accessories, attachments, additions, replacements, substitutions, increases, profits, proceeds, including insurance proceeds, and products thereto in any form, together with all records relating thereto:

(a) Inventory, including without limitation, any and all goods, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies, components and finished goods, whether held by Borrowers for sale or other disposition, and also including any returned or repossessed inventory or inventory detained from or rejected for entry into the United States by governmental authorities, and including documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and proceeds thereof, including insurance proceeds (collectively the "Inventory").

(b) Accounts, accounts receivable, general intangibles, documents, instruments and chattel paper, tax refunds, and all products thereof in any form, including without limitation, all of Borrowers' rights to acquire and obtain goods and/or services with respect to the manufacture, processing, storage, sale, shipment, delivery or installation of any of the Inventory or other Collateral, all liens, guaranties, letters of credit, securities, rights, remedies and privileges pertaining to any of the Collateral, including the right of stoppage in transit, and all other forms of obligations owing to Borrowers, and proceeds thereof, including insurance proceeds (collectively the "Receivables").

(c)      Accounts or deposit accounts.

(d) Books, records, documents and ledgers pertaining to any or all of the foregoing, including, without limitation, all customer lists, credit files, computer records and all media upon which any of the foregoing may be stored or located.

(e) All right, title and interest of Borrowers in and to that certain cash collateral account, together with all proceeds thereof, established with the Lender in the name of the Borrowers, whether or not in connection with the lock box arrangement between the Borrowers and the Lender.

(f)      All proceeds of the foregoing, including insurance proceeds.


                                   EXHIBIT "A"
                                   PAGE 1 OF 2

LESS AND EXCEPT THE COLLATERAL OWNED BY CONTOUR MEDICAL OF CENTRAL FLORIDA, A FLORIDA CORPORATION, FORMERLY KNOWN AS CONTOUR FABRICATORS OF FLORIDA, INC., A FLORIDA CORPORATION ("CFFI"), DESCRIBED AS FOLLOWS:

1. All furniture, trade fixtures, equipment, and tools of CFFI used in its manufacturing business and/or located at 3340 Scherer Drive, St. Petersburg, Florida;

2. All of the current and usable manufacturing inventory of CFFI, as the same shall exist as of the close of business on June 27, 1997;

3. All of the accounts receivable of CFFI relating to its manufacturing business only, as the same shall exist as of the close of business on June 27, 1997;

4. All of the rights, benefits, and interest of CFFI under all contracts and agreements, written or oral, relating to its manufacturing business only;

5. All registered and unregistered trademarks, trade names, copyrights, patents, 510k's, service marks and service names, and applications therefor; all technology and technological processes, all research and development, know-how, trade secrets, formulae and all other intellectual property of CFFI used in connection with its manufacturing business only;

6. All prepaid expenses of CFFI relating to its manufacturing business only;

7. All books, records, documents and other writings of CFFI used in connection with its manufacturing business only;

8. All permits, licenses, certificates, and governmental authorizations, approvals, license applications or related certifications of CFFI obtained in connection with its manufacturing business only;

9. All data processing programs, software programs, computer printouts, data bases and hardware and related items of CFFI used in the conduct of its manufacturing business only, including accountings, invoices, auditing, pension, and data processing bases and programs;

10. Goodwill of CFFI as a going concern, all telephone numbers and yellow page advertisements, and the right to the use of the name "Contour Fabricators of Florida, Inc.";

11. All other assets, tangible or intangible, of CFFI used in connection with the operation of its manufacturing business, except as set forth below:

         Note: Specifically excluded from the foregoing descriptions is the following:
                  A.       All insurance policies relating the business of CFFI;
                  B.       All minute books and stock books of CFFI; and
                  C. All cash, bank deposits, certificates of deposit, commercial paper, treasury bills, marketable securities and other cash equivalents of CFFI.



                                   EXHIBIT "A"
                                   PAGE 2 OF 2

                             LOCATIONS OF COLLATERAL



1.       Contour Medical of Central Florida, Inc.,              8.      Atlantic Medical Supply Company, Inc.
         formerly known as Contour Fabricators                          Meadows V, 6025 Shiloh Road
         of Florida, Inc.                                               Alpharetta, Georgia  30005
         3360 Scherer Drive
         St. Petersburg, Florida 33716

2.       Quest Medical Supply, Inc.                             9.      Quest Medical Supply, Inc.
         3360 Scherer Drive                                             Meadows V, 6025 Shiloh Road
         St. Petersburg, Florida 33716                                  Alpharetta, Georgia  30005

3.       Americare Group Purchasing Corp.                      10.      Americare Health Services Corp.
         3360 Scherer Drive                                             Meadows V, 6025 Shiloh Road
         St. Petersburg, FL  33716                                      Alpharetta, Georgia  30005

4.       AmeriDyne Corporation                                 11.      Contour Medical, Inc.
         231 Bobrick Drive                                              Meadows V, 6025 Shiloh Road,
         Jackson, Tennessee  38301                                      Alpharetta, Georgia  30202

5.       Quest Medical Supply, Inc.                            12.      Facility Supply, Inc.
         231 Bobrick Drive                                              2525 Davie Road, Suite 322
         Jackson, Tennessee 38301                                       Davie, Florida 33317

6.       Atlantic Medical Supply Company, Inc.                 13.      Quest Medical Supply, Inc.
         4401 Distribution Drive                                        2525 Davie Road, Suite 322
         Fayetteville, North Carolina 28301                             Davie, Florida 33317

7.       Quest Medical Supply, Inc.                            14.      Quest Medical Supply, Inc.
         4401 Distribution Drive                                        14135 NE Airport Way
         Fayetteville, North Carolina 28301                             Portland, Oregon  97230





                                   EXHIBIT "B"